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                                                                 EXHIBIT 99(C)

                             JOINT FILING AGREEMENT

                 In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Xplor Corporation, a Delaware corporation, and further agree that this Agreement shall be included as an Exhibit to such joint filings.

                 The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

                 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

                 In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this _____ day of June, 1997.



                                        /s/ EUGENE L. AMES, JR.
                                        -----------------------------------
                                        Eugene L. Ames, Jr.


                                        /s/ ELLEN R. Y. AMES
                                        -----------------------------------
                                        Ellen R. Y. Ames


                                        /s/ JOHN Y. AMES
                                        -----------------------------------
                                        John Y. Ames


                                        /s/ ELIZABETH A. JONES
                                        -----------------------------------
                                        Elizabeth A. Jones


                                        /s/ EUGENE L. AMES, III
                                        -----------------------------------
                                        Eugene L. Ames, III




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                                        /s/ STEPHEN J. AMES
                                        -----------------------------------
                                        Stephen J. Ames


                                        /s/ GEORGE J. AMES
                                        -----------------------------------
                                        George J. Ames


                                        /s/ CARL OLIVER
                                        -----------------------------------
                                        Carl Oliver, Trustee


                                        /s/ PATRICK A. GARCIA
                                        -----------------------------------
                                        Patrick A. Garcia


                                        /s/ RAYMOND M. KOGER
                                        -----------------------------------
                                        Raymond M. Koger


                                        /s/ GLORIA BARRETT
                                        -----------------------------------
                                        Gloria Barrett



                                        VENUS OIL COMPANY




                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------





                                        /s/ JAMES W. GORMAN
                                        -----------------------------------
                                        James W. Gorman


                                        /s/ JERE W. MCKENNY
                                        -----------------------------------
                                        Jere W. McKenny


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                                        LOMAK PRODUCTION I L.P.



                                        By: Lomak Production Company, its
                                            General Partner



                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------



                                        LOMAK RESOURCES, L.L.C.



                                        By:  Lomak Resources Company, a Member



                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------




                                        LOMAK PETROLEUM, INC.




                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------